UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

Verrica Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38529	46-3137900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 W. Gay St., Suite 400 West Chester, PA	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 453-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	VRCA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2024, Craig Ballaron, a member of the Board of Directors (the “Board”) of Verrica Pharmaceuticals Inc. (the “Company”), notified the Company that he was resigning from the Board and all committees of the Board, effective immediately.

On October 7, 2024, in connection with Mr. Ballaron’s resignation, the Board appointed Diem Nguyen to serve as a member of the Audit Committee of the Board, effective immediately.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 3, 2024, the Company notified the Nasdaq Stock Market, LLC (“Nasdaq”) of Mr. Ballaron’s resignation. As a result of Mr. Ballaron’s resignation, the Company is temporarily not in compliance with the continued listing requirements as set forth in Nasdaq Listing Rules 5605(b)(1) regarding the composition of the Company’s Board because a majority of the Board is not comprised of Independent Directors (as defined in Nasdaq Listing Rule 5605(a)(2)). The Company has determined to rely on the cure periods set forth in Listing Rules 5605(b)(1)(A) of the Nasdaq Listing Rules with respect to the composition of its Board.

On October 8, 2024, the Company received a response letter from Nasdaq acknowledging the Company’s non-compliance with Listing Rule 5605. The Nasdaq letter further provided that consistent with Listing Rules 5605(b)(1)(A), Nasdaq will provide the Company with a cure period in order to regain compliance until the earlier to occur of (i) its next annual stockholders meeting or October 2, 2025; or (ii) if the next annual shareholders’ meeting is held before March 31, 2025, then the Company must evidence compliance no later than March 31, 2025.

The Company expects to regain compliance with Listing Rule 5605 prior to the expiration of the cure period provided by Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verrica Pharmaceuticals Inc.

Date: October 8, 2024	/s/ Ted White
Ted White
President and Chief Executive Officer